UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2022

Acorda Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31938	13-3831168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Blue Hill Plaza, 3rd Floor, Pearl River, NY		10965
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 347-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Acorda Therapeutics, Inc. (the “Company”) convened a Special Meeting of Stockholders on November 4, 2022 (the “Special Meeting”) for the purposes described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 22, 2022 and the supplement to the proxy statement filed by the Company on October 7, 2022 (together, the “Proxy Statement”). As reported in the Company’s Current Report on Form 8-K filed on November 4, 2022 (the “Prior Form 8-K”), the Special Meeting was adjourned until November 11, 2022 in order to allow additional time for the Company’s stockholders to vote on Proposal Two, as described below.

On November 11, 2022, the Special Meeting was reconvened. Of the 24,338,410 shares of the Company’s common stock outstanding as of September 9, 2022 (the “Record Date”), 17,864,680 shares, or 73.4%, were represented in person or by proxy at the reconvened Special Meeting. At the reconvened Special Meeting, the Company’s stockholders approved Proposal Two. The final voting results for Proposal Two, as described in the Proxy Statement, are set forth below. The final voting results for Proposal Three were disclosed in the Prior Form 8-K.

Proposal Two: Reverse Stock Split Proposal

The Company’s stockholders approved a proposal to authorize the Company’s board of directors to approve an amendment and restatement of the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock by a ratio of any whole number in the range of 1-for-2 to 1-for-20, and a corresponding reduction in the number of authorized shares of the Company’s common stock, within one year following the conclusion of the Special Meeting. The Company’s stockholders approved Proposal Two by the following vote:

Votes For	Votes Against	Abstentions
12,479,335	5,300,827	84,518

Item 8.01	Other Events

On November 11, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 11, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

November 14, 2022	By:	/s/ Michael Gesser
	Name:	Michael Gesser
	Title:	Chief Financial Officer and Treasurer